TO:    Kerr-McGee Stockholders

FROM:  Office of the Corporate Secretary

As of Wednesday, April 26, 1995, a Proxy Card voting your shares of Kerr-McGee Corporation Common Stock has not been received.

For your convenience we are enclosing another 1995 Proxy Statement and Proxy Card. The Company would appreciate your completing the Proxy Card, executing as indicated, and returning it in the enclosed envelope as soon as possible.

Please call one of the numbers listed below, if you have questions.

                    (405) 270-2831 or 270-2835
                    1-800-786-2556 (Toll Free)